April 9, 2009

BY ELECTRONIC SUBMISSION

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Broadpoint Securities Group, Inc.
Preliminary Information Statement on Schedule 14C

Ladies and Gentlemen:

On behalf of Broadpoint Securities Group, Inc., a New York corporation (the “Company”), we are transmitting for filing pursuant to Rule 14c-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a preliminary information statement on Schedule 14C, together with accompanying annexes (the “Information Statement”).  The Information Statement relates to the Agreement and Plan of Merger among the Company, Magnolia Advisory LLC, Gleacher Partners Inc., certain stockholders of Gleacher Partners Inc., and each of the holders of interests in Gleacher Holdings LLC.  For your convenience, we are sending you, by overnight courier, five courtesy copies of the Information Statement.

Copies of this letter, together with the Information Statement, are being delivered to The NASDAQ Stock Market and FINRA.  The sum of $4,697.24 in payment of the required filing fee with respect to the Information Statement has been transferred by wire transfer to the Securities and Exchange Commission.

Please direct any questions or comments relating to the Information Statement to Gabriel Saltarelli at (212) 839-5918.

Very truly yours,

/s/ Andrew P. Erdmann
Andrew P. Erdmann

cc:           Patricia Arciero-Craig

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